Exhibit 10.2.1

        FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

        This First Amendment to the Amended and Restated Credit Agreement (this "Amendment") is entered into as of January 4, 1996 among ANNTAYLOR,
       ---------
INC., a Delaware corporation (the "Borrower"), the various financial
                                   --------
institutions named on the signature pages hereto (the "Lenders") and BANK
                                                       -------
OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent.

        WHEREAS, the Borrower, the Lenders, the Co-Agents named therein, BA Securities, Inc. as Arranger and the Agent are party to that certain Amended and Restated Credit Agreement dated as of September 29, 1995 (as from time to time amended, the "Credit Agreement"); and
                                ----------------

        WHEREAS, the Borrower and the Lenders have agreed to make certain changes to the Credit Agreement on the terms and subject to the conditions set forth herein;

        NOW THEREFORE, the parties hereto hereby agree as follows:

        Section 1.      Defined Terms.  Unless otherwise defined in this
                        -------------
Amendment, defined terms used herein shall have the meanings assigned to such terms in the Credit Agreement.

        Section 2.      Amendments to Credit Agreement.
                        ------------------------------

                (a)     No Change of Term Loan Provisions.  Clause (g) of
                        ---------------------------------   ----------
        Section 2.01 of the Credit Agreement is hereby amended to read as
        ------------
        follows:

                        "(g) No Change of Term Loan Provisions.  Not
                             ---------------------------------
                with-standing any other provision of this Agreement, without the written consent of each Term Loan Lender affected thereby, no modification of this Agreement shall increase any Term Loan Commitment, extend the maturity date of the Term Loans, reduce the principal of, or rate of interest on, the Term Loans, change the method of allocation between the Revolving
                Loan Commitments and the Term Loan Commitments of any mandatory prepayment pursuant to Section 2.05(b) or change the provisions
                                       ---------------
                of this Section 2.01 or Section 2.05(c)."
                        ------------    ---------------

                (b)     Change to Mandatory Commitment Reductions; Mandatory
                        ----------------------------------------------------
        Prepayments.  Clause (i) of Section 2.05(b) is hereby amended to read
        -----------   ----------    ---------------
        as follows:

                        "(i)  In the event that the Borrower and/or any
                Restricted Subsidiary shall consummate the Distribution the Agent has received the following:

                Center Financing or the Lease Financing, an amount equal to 50% of the greater of (x) the net cash proceeds of such transaction and (y) the principal amount of Indebtedness (as reflected on the Borrower's balance sheet) incurred by the Borrower and/or such Restricted Subsidiary in such transaction, shall be applied as follows:"

        Section 3.  Representations and Warranties.
                    ------------------------------
        The Borrower represents and warrants that:

                (a) the execution and delivery of this Amendment (i) have been duly authorized by all necessary corporate action; and (ii) do not violate any Requirement of Law nor conflict with or result in the breach of any Contractual Obligation binding on the Borrower; and

                (b) after giving effect to this Amendment, the representations and warranties of the Borrower contained in Article V
                                                                    ---------
        of the Credit Agreement (except for representations and warranties relating to a particular point in time) and in each other Loan Document are true and correct in all material respects as if made on and as of the date of this Amendment and no Potential Event of Default or Event of Default has occurred and is continuing.

        Section 4.  Effectiveness.
                    -------------
                (a) This Amendment shall become effective as of the date first above written

                        (i) when the Agent has received counterparts hereof executed by the Borrower, the Term Lenders, the Requisite Lenders and the Agent and signed by AnnTaylor Stores Corporation as a consenting party; and

                        (ii) when, concurrently herewith, the Borrower shall
                have complied with all the requirements of Sections
                2.05(b) and (c) of the Credit Agreement, as amended hereby with respect to the proceeds of the Distribution Center Financing.

                (b) Upon the effectiveness of this Amendment (i) each reference in the Credit Agreement to "this Agreement", "hereunder", hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and (ii) each reference in each other Loan
        Document to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

                (c) Except as specifically amended above, the Credit Agreement shall remain in full force and effect.

                (d) The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Lender or the Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        Section 5.  Miscellaneous.
                    -------------
                (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                (b) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.


                                        ANNTAYLOR, INC., as Borrower


                                        By: /s/ Paul Francis
                                            ---------------------------
                                        Title:  Executive Vice President



                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION,
                                        as Agent



                                        By: /s/ Dietmar Schiel
                                            ---------------------------
                                        Title:  Vice President

                                        BANK OF AMERICA NATIONAL
                                        TRUST AND SAVINGS ASSOCIATION


                                        By:  /s/ John Pocalyko
                                             --------------------------
                                        Title:   Vice President



                                        BANQUE INDOSUEZ


                                   By: /s/ Kathrun Briger         Andrew Marshak
                                       -------------------       ---------------
                                   Title:  Sr. Vice President     Vice President



                                        FLEET BANK, NATIONAL
                                        ASSOCIATION


                                        By:  /s/ Christopher DelSignore
                                             --------------------------
                                        Title:  Asst. Vice President



                                        FLEET NATIONAL BANK
                                        OF MASSACHUSETTS  (formerly
                                        known as Shawmut Bank, N.A.)


                                        By:  /s/  Linda H. Thomas
                                             -------------------------
                                        Title:    Director



                                        INDOSUEZ CAPITAL FUNDING II,
                                        LIMITED
                                        By:  Indosuez Capital as Portfolio
                                               Advisor


                                        By:   /s/  Andrew Marshak
                                              -------------------------
                                        Title:     Authorized Signatory



                                        LTCB TRUST COMPANY


                                        By: /s/ Rene O. LeBlanc
                                           -----------------------------
                                        Title:  Senior Vice President

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:  /s/  Mark Williams
                                             ----------------------------
                                        Title:

Consenting Party:
ANNTAYLOR STORES CORPORATION

By  /s/ Paul Francis
    -------------------------